Events after the balance sheet date	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Events after the balance sheet date
34.	Events after the balance sheet date
On 10 January 2022, Anheuser-Busch InBev SA/NV (AB InBev) announced that its wholly-owned subsidiary Anheuser-Busch InBev Finance Inc. (“ABIFI”) will exercise its respective option to redeem the outstanding principal amounts for an aggregate principal amount of 3.1 billion US dollar of the following series of notes:

Date of redemption	Issuer (abbreviated)	Title of series of notes issued redeemed	Currency	Original principal amount outstanding (in million)	Principal amount redeemed (in million)
9 February 2022	ABIFI	3.650% Notes due 2026	USD	1 633	1 633
1 March 2022	ABIFI	4.915% Notes due 2046	USD	1 470	1 470
On 11 March 2022, the company announced that it is forfeiting all financial benefits from the operations of AB InBev Efes, an associate which does business in Russia and Ukraine, in which the company holds a 50% non-controlling stake and which the company does not consolidate. As of 31 December 2021, the 50% stake in AB InBev Efes had a book value of 1.1 billion US dollar, and the 24% stake in Anadolu Efes (which indirectly holds a 50% stake in AB InBev Efes), had a book value of 201m
US dollar. See also Note 16
Investments in associates
. The ongoing conflict between Russia and Ukraine is viewed as a triggering event for impairment testing in 2022, in accordance with IAS 36
Impairment of Assets
, and consequently the company will conduct an impairment test. As of the date of these financial statements, the company expects to record a non-cash impairment with the first quarter results of 2022 but is currently not able to quantify such impairment. Factors impacting its size include amongst others, the estimation of the scope, duration and effects of the conflict in the region and its impact on the associates’ operations, currency devaluations and increases in weighted average cost of capital.